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                                                            EXHIBIT 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-68195 and No. 333-65861) of FirstWorld Communications, Inc. of our report dated December 11, 1998 appearing on page F-2 of this Form 10-K.



PRICEWATERHOUSECOOPERS LLP


San Diego, California
December 22, 1998